EXHIBIT 10.24

             AGREEMENT TO REVISE STOCKHOLDING, AMEND DEBT AGREEMENT
                      AND ENTER INTO EMPLOYMENT AGREEMENT

     THIS AGREEMENT between the parties is entered into effective as of the 5th day of April 2004 by and between AspenBio, Inc., a Colorado corporation (the "Company") and Roger Hurst, individually (referred to herein as "Stockholder" or "Hurst").

     WHEREAS, the Stockholder currently owns 3,896,757 shares of common stock, no par value per share of the Company (the `Common Stock") and the Company and the Stockholder have previously entered into a Voting Agreement dated as of June 18, 2003, covering the voting and transfer rights of 2,250,000 of such Common Shares and a Lock-Up Agreement; dated as of June 9, 2003 covering ability to sell or transfer the Common Stock

     WHEREAS, Hurst and the Company have previously entered into a promissory note dated June 12, 2003 covering principal and interest payable to Hurst ("Promissory Note") totaling at that time $956,759.68;

     WHEREAS, Hurst has been employed by the Company on a full time basis serving in the position of President of the Company without any written employment agreement;

     WHEREAS, the Stockholder and the Company have agreed that it is in each of their respective best interests to undertake a fund raising through the sale of common stock of the Company to raise capital in an estimated amount of between $2,000,000 to $2,500,000; and

     WHEREAS, the parties agree and acknowledge that in order to undertake that offering of common stock, certain agreements need to be entered into or amended and an adjustment made to the amount of Common Stock held by Hurst.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1. Hurst and the Company agree that the provisions of this Agreement are binding upon each party and the terms as agreed to herein shall be effective with and upon the date ("Effective Date") the Company receives a minimum of $2,000,000 in gross proceeds from the sale of its common stock in the private offering that it is commencing in April 2004. If such $2,000,000 in gross proceeds is not received by the Company within sixty days from the date of this Agreement, then this Agreement shall be null and void, unless the parties agree to otherwise extend this Agreement and such extension shall be in writing


2. The parties agree that as of the Effective Date the Voting Agreement between Hurst and the Company dated as of June 18, 2003, shall be terminated and no longer enforceable between the parties.


Page 1 of 9               Of the Agreement and Amendments
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3.   The parties agree that as of the Effective Date, the Lock Up Agreement will be modified as follows; that 2,000,000 shall be substituted for the 1,996,757 shares in the second paragraph of the Lock Up Agreement and that 2,000,000 shall be substituted for the 1,797,081 shares in paragraph 1. (a)
     (i) of the Lock Up Agreement


4. The parties agree that as of the Effective Date and effective at 12:01 AM of that date, Hurst will contribute back to the Company, for no consideration, 1,896,757 shares (the "Contributed Shares") of the Common Stock owned by Hurst, free and clear of any restrictions or encumbrances. Hurst represents that Hurst now owns and will own at the Effective Date the Contributed Shares free and clear of any liens or encumbrances and, except with respect to that certain Shareholder Agreement by and between Hurst, Cambridge Holdings, Ltd. and the Company dated December 28, 2001 and the Voting Agreement dated June 18, 2003 between Hurst and the Company, has not executed or delivered any proxy or entered into any other voting agreement or similar arrangement regarding the Contributed Shares.


5. The parties agree that the Promissory Note dated as of June 12, 2003 shall be amended to provide for the following; 1) at the Effective Date, the payment described in paragraph 1, of the Additional Terms and Conditions to the Promissory Note shall be $200,000 versus the $150,000 and "$2,000,000 in gross proceeds from the sale of common stock in the offering that is commencing April 2004" shall be substituted for "$3,000,000 in gross proceeds from the sale of its common stock in the offering commenced in June 2003", and 2) the Promissory Note shall be payable in minimum monthly amounts of $10,000, with any additional payment amounts at the sole discretion of the Company, total commencing thirty days after the Effective Date and monthly thereafter for thirty-six months whereupon the entire remaining outstanding principal and interest shall be due and payable. Payments under this paragraph are subject only to any restrictions imposed by any secured obligations outstanding as of the date of the Agreement.


6. The parties agree that Hurst and the Company shall enter into an agreement for employment between Hurst and the Company (the "Employment Agreement") to be effective as of the Effective Date. The Employment Agreement shall specify that the Board of Directors of the Company shall elect Hurst as President of the Company for as long as the Employment Agreement is in effect and the Employment Agreement shall include minimum annual compensation of $100,000, plus customary benefits. The term of the Employment Agreement shall be for a period of one-year beyond the latest date that the final payment shall be made under the Promissory Note and any indebtedness guaranteed by Hurst shall be repaid. Indebtedness guaranteed by Hurst shall be limited to any and all amounts outstanding as of the date of this agreement, including, but not limited to the approximate $3,250,000 total mortgage outstanding on the Company's facility and the $250,000 line of credit at Castle Rock Bank The Employment Agreement shall include usual and customary provisions for duties and obligations, including confidentiality and non-competition provisions and shall only be cancelable by the Company in the event of the death or disability of Hurst, or for fraud or the inability of Hurst to perform his duties.


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     All other terms and provisions of the agreements between the parties as originally issued remain in effect.

     IN WITNESS WHEREOF, the parties execute this Agreement to be effective as of the date first set forth above.

                                  AspenBio, Inc.

                               By_____________________________
                                  Name: Gail S. Schoettler,
                                  Title: Member of the Board of Directors

                               By_____________________________
                                  Name: Gregory Pusey,
                                  Total: Chairman of the Board of Directors



                                   Roger Hurst, Individually


                                  -----------------------------
                                           Roger Hurst




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                                  AMENDMENT TO
             AGREEMENT TO REVISE STOCKHOLDING, AMEND DEBT AGREEMENT
                      AND ENTER INTO EMPLOYMENT AGREEMENT

     THIS AGREEMENT between the parties is entered into effective as of the 17th day of May 2004 by and between AspenBio, Inc., a Colorado corporation (the "Company") and Roger Hurst, individually (referred to herein as "Stockholder" or "Hurst").

     WHEREAS, the Company and Stockholder entered into an agreement dated as of April 5, 2004 titled "Agreement to Revise Stockholdings, Amend Debt Agreement and Enter Into Employment Agreement" (the "Agreement").

     WHEREAS, the Agreement, as detailed in paragraph #1, was scheduled to expire sixty days from the original date of the Agreement; and

     WHEREAS, the Stockholder and the Company continue to agreed that it is in each of their respective best interests to undertake a fund raising through the sale of common stock of the Company to raise capital in an estimated amount of at least $2,000,000; and

     WHEREAS, the parties agree and acknowledge that in order to undertake that offering of common stock, the Agreement needs to be amended as described below.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1. Hurst and the Company agree that the provisions of this amendment to the Agreement ("Amendment") are binding upon each party and the terms as agreed to herein shall be effective on the date in the first paragraph above.

2. The parties agree that the sixty day expiration of the Agreement shall be modified to strike the phrase .."within sixty days from the date of this Agreement," and substitute .." by June 30, 2004," for such phrase in paragraph #1 of the Agreement.

3. The parties agree that all other terms and conditions of the Agreement shall remain unchanged and this Amendment shall be made part of the Agreement.


IN WITNESS WHEREOF, the parties execute this Agreement to be effective as of the date first set forth above.




                            [SIGNATURE PAGE FOLLOWS]


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                                    AspenBio, Inc.

                                  By_____________________________
                                    Name: Gail S. Schoettler,
                                    Title: Member of the Board of Directors

                                  By_____________________________
                                    Name: Gregory Pusey,
                                    Total: Chairman of the Board of Directors



                                    Roger Hurst, Individually


                                    -----------------------------
                                            Roger Hurst





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              SECOND AMENDMENT TO AGREEMENT TO REVISE STOCKHOLDING,
                 AMEND DEBT AGREEMENT AND ENTER INTO EMPLOYMENT
                                   AGREEMENT

     THIS AGREEMENT between the parties is entered into effective as of the 24th day of June 2004 by and between AspenBio, Inc., a Colorado corporation (the "Company") and Roger Hurst, individually (referred to herein as "Stockholder" or "Hurst").

     WHEREAS, the Company and Stockholder entered into an agreement dated as of April 5, 2004 titled "Agreement to Revise Stockholdings, Amend Debt Agreement and Enter Into Employment Agreement" (the "Agreement"), and an amendment to that Agreement dated as of May 17, 2004 ("First Amendment").

     WHEREAS, the Agreement and First Amendment, as detailed in paragraph #1, were scheduled to expire June 30, 2004; and

     WHEREAS, the Stockholder and the Company continue to agreed that it is in each of their respective best interests to undertake a fund raising through the sale of common stock of the Company to raise capital in an estimated amount of at least $2,000,000; and

     WHEREAS, the parties agree and acknowledge that in order to undertake and complete that offering of common stock, the Agreement needs to be amended as described below.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1. Hurst and the Company agree that the provisions of this amendment to the Agreement ("Second Amendment") are binding upon each party and the terms as agreed to herein shall be effective on the date in the first paragraph of the Second Amendment, above.

2. The parties agree that the expiration date of the Agreement as amended by the First Amendment, shall be modified to strike the phrase "by June 30, 2004," and substitute " by July 30, 2004," for such phrase in paragraph #1 of the Agreement.

3. Furthermore, the parties agree that if the Company is successful is raising a minimum of $1,000,000, in gross proceeds by July 16, 2004, under the private placement currently in progress, the Company shall have the right to extend, at its sole discretion and with no further approval by Hurst, the expiration of the Agreement to August 20, 2004.

4. The parties agree that all other terms and conditions of the Agreement and the First Amendment shall remain unchanged and this Second Amendment shall be made part of the Agreement.



                            [SIGNATURE PAGE FOLLOWS]



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IN WITNESS WHEREOF, the parties execute this Agreement to be effective as of the date first set forth above.







                                   AspenBio, Inc.

                                 By_____________________________
                                   Name: Gail S. Schoettler,
                                   Title: Member of the Board of Directors

                                 By_____________________________
                                   Name: Gregory Pusey,
                                   Total: Chairman of the Board of Directors



                                   Roger Hurst, Individually


                                   -----------------------------
                                            Roger Hurst







Page 7 of 9               Of the Agreement and Amendments

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              THIRD AMENDMENT TO AGREEMENT TO REVISE STOCKHOLDING,
                 AMEND DEBT AGREEMENT AND ENTER INTO EMPLOYMENT
                                   AGREEMENT

     THIS AGREEMENT between the parties is entered into effective as of the 13th day of July 2004 by and between AspenBio, Inc., a Colorado corporation (the "Company") and Roger Hurst, individually (referred to herein as "Stockholder" or "Hurst").

     WHEREAS, the Company and Stockholder entered into an agreement dated as of April 5, 2004 titled "Agreement to Revise Stockholdings, Amend Debt Agreement and Enter Into Employment Agreement" (the "Agreement"), and amendments to that Agreement dated as of May 17, 2004 and June 24, 2004 ("Prior Amendments").

     WHEREAS, the Agreement and Prior Amendments, as detailed in paragraph #1 of such Prior Agreements, were scheduled to expire July 30, 2004; and

     WHEREAS, the Stockholder and the Company continue to agree that it is in each of their respective best interests to continue to undertake a fund raising through the sale of common stock of the Company to raise capital; and

     WHEREAS, the parties agree and acknowledge that in order to undertake and complete that offering of common stock, the Agreement and the prior Agreements need to be amended as described below.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

5. Hurst and the Company agree that the provisions of this amendment to the Agreement and Prior Amendments ("Third Amendment") are binding upon each party and the terms as agreed to herein shall be effective on the date in the first paragraph of the Third Amendment, above.

6. The parties agree that the expiration date of the Agreement as amended by the Prior Amendments, shall be modified to strike the phrase "by July 30, 2004," and substitute " by September 30, 2004," for such phrase in paragraph #1 of the Agreement.

7. Furthermore, the parties agree that if the Company is successful is raising a minimum of $1,000,000, in gross proceeds by July 23, 2004, under the private placement currently in progress, the $2,000,000 minimum referred to under paragraph #1 of the Agreement shall be revised to $1,000,000 for purposes of and only for purposes of the Voting Agreement described in paragraph #2 of the Agreement and the 1,896,757 share contribution described in paragraph #4 of the Agreement. All other sections of the Agreement and Prior Amendments shall continue to be triggered by the $2,000,000 minimum referred to in the Agreement.



                                [PAGE ONE OF TWO]


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8.   The parties agree that all other terms and conditions of the Agreement and the Prior Amendments shall remain unchanged and this Third Amendment shall be made part of the Agreement.



IN WITNESS WHEREOF, the parties execute this Agreement to be effective as of the date first set forth above.







                                    AspenBio, Inc.

                                 By_____________________________
                                    Name: Gail S. Schoettler,
                                    Title: Member of the Board of Directors

                                 By_____________________________
                                    Name: Gregory Pusey,
                                    Total: Chairman of the Board of Directors



                                     Roger Hurst, Individually


                                    -----------------------------
                                          Roger Hurst










                                [PAGE TWO OF TWO]


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